LINDNER INVESTMENTS:
                              7711 Carondelet Ave.
                                 P.O. Box 11208
                          St. Louis, Missouri  63105
                                (800) 995-7777

                     Institutional and Investor Shares of
                         LINDNER HIGH-YIELD BOND FUND

Lindner Investments (the "Trust") is a no-load, open-end management investment company presently consisting of eight separate investment portfolios: four series whose primary investment objective is current income--Lindner Dividend Fund, Lindner Utility Fund, Lindner High-Yield Bond Fund and Lindner Government Money Market Fund, and four series whose primary investment objective is capital appreciation--Lindner Growth Fund, Lindner Bulwark Fund, Lindner/Ryback Small-Cap Fund and Lindner International Fund. Each series of the Trust represents a separate investment portfolio with its own investment policies and objectives. This Prospectus relates only to shares of Lindner High-Yield Bond Fund (the "Fund"). The Trust may offer additional series or classes of shares in order to meet a range of investment needs. Any additional series of the Trust will also represent a separate investment portfolio with its own investment policies and objectives.

The investment objective of the Lindner High-Yield Bond Fund is to produce maximum current income. THE FUND SEEKS TO ACHIEVE THIS OBJECIVE BY INVESTING UP TO 100% OF ITS PORTFOLIO IN HIGH-YIELDING, HIGH-RISK CORPORATE BONDS AND NOTES THAT ARE GENERALLY UNRATED OR CARRY RATINGS LOWER THAN THOSE ASSIGNED TO INVESTMENT GRADE BONDS BY STANDARD & POOR'S RATINGS GROUP ("S&P") OR MOODY'S INVESTORS SERVICE, INC. ("MOODY'S"). THESE LOWER-RATED BONDS, COMMONLY REFERRED TO AS "JUNK BONDS", ARE SUBJECT TO A GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST THAN ARE HIGHER RATED INVESTMENT GRADE BONDS, AND ARE ALSO SUBJECT TO GREATER PRICE VOLATILITY DUE TO INTEREST RATE RISKS. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND. SEE "INVESTMENT OBJECTIVE, POLICIES AND RISKS". An investment in the Fund is appropriate for you only if you can bear the high risk inherent in investing in such securities. Of course, there can be no assurance that the Fund will meet its objective.

The Fund will offer two classes of shares: Investor Shares and Institutional Shares. The classes are identical except as to services offered to and expenses borne by each class. Investor Shares are offered to the public without any sales charge, load or 12b-1 fees. Institutional Shares bear certain costs pursuant to a Distribution and Service Plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, and are offered to financial and other institutions for the benefit of fiduciary, agency or custodial accounts.

This Prospectus sets forth concisely information about the Fund which a prospective investor should know before investing. It is important that you read it carefully before you to decide to invest. This Prospectus should be retained for future reference. A Statement of Additional Information ("SAI") about the Fund, dated April 13, 1998, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated into this Prospectus by reference. A copy of the SAI is available without charge, upon request to the address or telephone number listed above. In addition, the SAI, other information incorporated by reference in this Prospectus and in the SAI and other information regarding companies that file electronically with the SEC are available from the SEC's Internet Web site, the address of which is http://www.sec.gov.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                        PROSPECTUS DATED APRIL 13, 1998
       2                       TABLE OF CONTENTS


FUND EXPENSES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2

LINDNER INVESTMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

INVESTMENT OBJECTIVE, POLICIES AND RISKS . . . . . . . . . . . . . . . . . .4

MANAGEMENT OF THE TRUST. . . . . . . . . . . . . . . . . . . . . . . . . . .7

DIVIDENDS, DISTRIBUTION AND TAXES. . . . . . . . . . . . . . . . . . . . . 10

WITHHOLDING CERTIFICATION. . . . . . . . . . . . . . . . . . . . . . . . . 11

PURCHASE OF SHARES AND SHAREHOLDER INQUIRIES . . . . . . . . . . . . . . . 11

REDEMPTION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

EXCHANGING AN INVESTMENT FROM ONE FUND TO ANOTHER. . . . . . . . . . . . . 16

AUTOMATIC INVESTMENT PLAN. . . . . . . . . . . . . . . . . . . . . . . . . 18

PAYROLL DEDUCTION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

SYSTEMATIC WITHDRAWAL PLAN . . . . . . . . . . . . . . . . . . . . . . . . 18

INDIVIDUAL RETIREMENT ACCOUNTS . . . . . . . . . . . . . . . . . . . . . . 19

PRICING OF SHARES FOR PURCHASE OR REDEMPTION . . . . . . . . . . . . . . . 19

DISTRIBUTION AND SERVICE PLAN. . . . . . . . . . . . . . . . . . . . . . . 20

PERFORMANCE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21

OTHER INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21

COUNSEL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22

APPENDIX--DESCRIPTION OF BOND RATINGS. . . . . . . . . . . . . . . . . . . 23


                                 FUND EXPENSES

Lindner Investments (the "Trust") will offer Investor Shares in the Fund on a no-load basis, without any front-end or back-end sales commission, without any 12b-1 plan charges, and without any redemption fee. The Trust will offer Institutional Shares in the Funds to broker-dealers, banks, retirement plan sponsors, other financial intermediaries and financial planners also on a no-load basis, without any front-end or back-end sales commission or any redemption fee, but the Institutional Shares will pay a distribution and service fee, pursuant to a Distribution and Service Plan adopted pursuant to Rule 12b-1, in an amount not to exceed 0.25% of the average daily net assets of the Institutional Shares outstanding from time to time.

                       Shareholder Transaction Expenses

Maximum sales load imposed on purchases. . . . . . . . . . . . . . . . . NONE
Maximum sales load imposed on reinvested dividends . . . . . . . . . . . NONE
Deferred sales load. . . . . . . . . . . . . . . . . . . . . . . . . . . NONE
Redemption fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . NONE
Exchange fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . NONE
Wire transfer fee (per requested transaction, subject to change based upon charges incurred or levied by the Fund's Custodian for outgoing wires) (see "Purchase of Shares and Shareholder
Inquiries" and "Redemption of Shares") . . . . . . . . . . . . . . . . . .$10

       3             Estimated Annual Fund Operating Expense
                    (as a percentage of average net assets)
                                                             Total
                            Management   12b-1   Other       Operating
                            Fees         Fees    Expenses(1) Expenses(2)
                            ----------   -----   ----------- -----------
Lindner High-Yield Bond Fund:
   Investor Shares            0.80%      None      0.45%        1.25%
   Institutional Shares       0.80%      0.25%     0.45%        1.50%
----------
(1) Includes an administration fee of 0.20% of the Fund's average daily net assets, payable to Ryback Management as the Fund's administrator.
(2) Ryback Management has voluntarily agreed to waive a portion or all of its management and/or administration fees through the end of the fiscal year ending June 30, 1999, in order to assure that Total Operating Expenses for the Fund do not exceed the percentages estimated above. This waiver may be discontinued at any time thereafter.

Example: You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                             1 year    3 years    5 years    10 years
                             ------    -------    -------    --------
Lindner High-Yield Bond Fund
  Investor Shares              $13       $40        $69        $152
  Institutional Shares         $15       $48        $82        $180

The purpose of the above table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, directly or indirectly. The percentages shown above for annual Fund operating expenses are estimates based on amounts incurred by other series of Lindner Investments managed by the Fund's Adviser. For a more complete discussion of the expenses connected with an investment in the Fund and the services provided to the Funds, see "Management of the Trust." THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF THE PAST OR FUTURE PERFORMANCE OR EXPENSES OF ANY FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              LINDNER INVESTMENTS

Lindner Investments (the "Trust") is an open-end no-load management investment company, an arrangement whereby a number of persons invest in a company which itself invests in securities and other assets. This kind of arrangement is commonly called a mutual fund. The Trust was organized under the laws of the Commonwealth of Massachusetts on July 20, 1993, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized under a Declaration of Trust which permits the Board of Trustees to issue an unlimited number of full and fractional shares and to create an unlimited number of series of shares. The Fund is a series of the Trust. The Trust's principal office is located at 7711 Carondelet Avenue, St. Louis, Missouri 63105.

The Trust presently offers shares of beneficial interest in eight separate investment portfolios (each is referred to as a "Series"). Each Series has its own investment objective and investment policies designed to fulfill that objective, thus enabling the Trust to meet a wide range of investment needs. The assets and liabilities of each Series belong only to, and are borne only by, that Series and no other.

Investor Shares and Institutional Shares are identical, except that Institutional Shares are subject to an annual distribution and service fee at a rate not to exceed 0.25% of the value of the average daily net assets of Institutional Shares. The fee is payable for advertising, marketing and distributing the Institutional Shares and for ongoing services relating to the maintenance of shareholder accounts for Institutional Shares pursuant to the Distribution and Service Plan adopted in accordance with Rule 12b-1 under the 1940 Act. See "Distribution and Service Plan" and "Fund Expenses". The distribution and service fee paid by Institutional Shares will cause Institutional Shares to have a higher expense ratio which will result in the payment of lower dividends than those paid on Investor Shares.

WHEN USED IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION WITH RESPECT TO INSTITUTIONAL SHARES, THE TERMS "INVESTOR" AND "SHAREHOLDER" REFER TO THE INSTITUTION PURCHASING INSTITUTIONAL SHARES AND DO NOT REFER TO ANY INDIVIDUAL OR ENTITY FOR WHOSE ACCOUNT THE INSTITUTION MAY PURCHASE OR HOLD INSTITUTIONAL SHARES. Such institutions have agreed to transmit copies of this Prospectus and all relevant Fund materials, including any proxy materials and annual and semi-annual reports, to each individual or entity for whose account the institution purchases Institutional Shares, to the extent required by law.

                   INVESTMENT OBJECTIVE, POLICIES AND RISKS

The objective of the Fund is to produce maximum current income. The Fund seeks to achieve its objective by following a policy of investing in a diversified range of high-yield, high-risk, medium and lower quality corporate bonds and notes, commonly referred to as "junk bonds." Generally, bonds and notes providing the highest yield are unrated or carry lower ratings (Baa or lower by Moody's or BBB or lower by S&P) than those assigned by S&P or Moody's to investment-grade bonds and notes. The Fund may also invest a portion of its assets in securities not paying current income if the Adviser believes that dividend or interest payments on such securities are likely to be restored in the foreseeable future. A description of the S&P and Moody's rating categories is set forth in the Appendix to this Prospectus. While providing higher yields, these bonds and notes are subject to greater risks of loss of principal and income than higher-rated bonds and notes and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. They are also generally considered to be subject to greater price volatility due to market risks than higher-rated bonds and notes. There can be no assurance that the Fund's investment objective will be attained.

The amount of outstanding high-yield, lower-rated corporate securities has recently proliferated. Based on industry estimates, the market grew from $20 billion in outstanding securities to an excess of $300 billion, principally over the past ten years, a period of national economic expansion. An economic downturn could adversely impact issuers' abilities to pay interest and repay principal and could result in issuers' defaulting on such payments. Like all fixed-income securities, the value of the Fund's bonds and notes will be affected by market conditions relating to, and will vary inversely with, changes in prevailing interest rates. However, the value of lower-rated or unrated corporate bonds and notes is also affected by investors' perceptions. When economic conditions appear to be deteriorating, lower-rated or unrated corporate bonds and notes may fluctuate in market value more than higher rated debt securities, due to investors' heightened concerns and perceptions over credit quality. Even if a security is downgraded, the Fund may retain the security. Fluctuations in the market prices of the securities owned by the Fund result in corresponding fluctuations and volatility in the net asset value of the shares of the Fund. The Fund may also invest in "zero coupon" bonds (interest payments accrue until maturity) and "pay-in-kind" bonds (interest payments are made in cash or additional shares), which may be subject to even greater fluctuations in value as they tend to be more speculative than income bearing securities. Additionally, because they do not pay current income, these types of debt securities will detract from the Fund's objective of producing maximum current income.

Lower-rated and unrated corporate bonds and notes in which the Fund invests are traded principally by dealers in the over-the-counter market. The market for these securities may be less active and less liquid than for higher-rated securities. Under adverse market or economic conditions, the secondary market for these bonds and notes could contract further, causing the Fund difficulties in valuing and selling the securities in its portfolio.

The ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating on an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time the rating is assigned and the time it is updated. In addition there may be varying degrees of difference in credit risk of securities within each rating category.

The Adviser will try to minimize the risk inherent in the Fund's investment objective through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur and an investment in the Fund is appropriate for an investor only if the investor can bear the high risk inherent in seeking maximum current income by investing in high-yielding corporate bonds and notes which are unrated or carry lower ratings than those assigned by S&P or Moody's to investment-grade bonds.

Except when investing for temporary defensive purposes, at least 65% of the value of the Fund's total assets will be invested in high-yielding, income-producing corporate bonds and notes ("junk bonds"). This investment policy is a fundamental policy and may not be changed by the Trustees of the Fund without the vote of a majority of the Fund's outstanding voting securities. The Fund may invest up to 35% of the value of its total assets in a range of higher rated, investment grade corporate notes; short-term money market instruments, including certificates of deposit of banks having total assets of more than $1 billion and which are members of the FDIC, bankers' acceptances and interest-bearing savings or time deposits of such banks; commercial paper of prime quality, rated A-1 or higher by S&P or Prime-1 or higher by Moody's or, if not rated, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's; securities guaranteed or insured by the U.S. Government, its agencies and instrumentalities; equity securities as described in the next paragraph; and other income-producing cash items. The Fund may invest temporarily for defensive purposes without limit in the foregoing securities.

Equity Securities. In accordance with its objective of producing maximum current income, the Fund may invest up to 20% of its total assets in common stocks, convertible or non-convertible preferred stocks, including non-investment grade preferred stock, and other securities having the characteristics of equity securities. Certain preferred stock issues may offer higher yields than similar bond issues because their rights are subordinated to the bonds. Consequently, such preferred stock issues will have a greater risk potential. The Adviser will try to minimize this greater risk potential through its investment process. However, there can be no assurance that losses will not occur and, as stated above, an investment in the Fund is appropriate only for an investor who can bear the high risk in seeking maximum current income by investing in high-yielding securities, including non-investment grade preferred stocks.

Foreign Securities. The Fund may invest up to 10% of its total assets in securities of foreign issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a U.S. company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign debt securities and their markets may not be as liquid as U.S. securities and their markets. Securities of foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign debt securities may also be subject to local economic or political risks, such as political instability of some foreign governments and the possibility of nationalization of issuers.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (the "1933 Act")) and other securities that are not readily marketable, such as repurchase agreements of more than one week's duration. The Fund may purchase restricted securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Adviser, acting pursuant to procedures approved by the Fund's Board of Directors, may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should this determination be made, the Adviser, acting pursuant to such procedures, will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Borrowing; Leverage. The Fund may borrow money from banks for temporary or emergency purposes and for the purchase of portfolio securities, in an amount not to exceed 15% of the value of its total assets (including the amount borrowed). Any investment gains made with the additional monies in excess of interest paid will cause the net asset value of the Fund's shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including interest paid on the borrowings), the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage". If due to market fluctuations or other reasons the value of the Fund's assets (including the amounts borrowed) less its liabilities (not including any borrowings) falls below three times the Fund's outstanding bank debt, the Fund is required by the 1940 Act to reduce the debt to one-third of its assets within three days (not including Sundays and holidays). To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so. Further, the interest paid on money borrowed could exceed the total return realized from the investment purchased with the borrowed funds.

Lending of Portfolio Securities. The Fund may lend portfolio securities to brokers or dealers, banks or other institutional borrowers of securities. The borrower must maintain with the Fund cash or equivalent collateral such as Treasury bills or other marketable securities acceptable to the Adviser, equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any income accruing on the loaned securities and the Fund may invest the cash collateral and earn additional income or may receive an agreed upon amount of interest income from the borrower. The Fund may lend portfolio securities to the extent that the Adviser deems appropriate in seeking to achieve the Fund's investment objective.

Repurchase Agreements. The Fund may enter into repurchase agreements with commercial banks and with broker/dealers to invest cash for the short-term. A repurchase agreement is an agreement under which the

Fund acquires a money market instrument, generally a U.S. Government obligation qualified for purchase by the Fund, subject to resale at an agreed upon price and date. Such resale price reflects an agreed upon interest rate effective for the period of time the instrument is held by the Fund and is unrelated to the interest rate on the instrument. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in value of the underlying securities and loss of interest. Repurchase agreements usually are for short periods, such as one week or less, but may be for longer periods.

When-Issued Securities. The Fund may purchase securities on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. Although the Fund will only purchase a security on a when-issued basis with the intention of actually acquiring the securities, the Fund may sell these securities before the purchase settlement date if it is deemed advisable.

Securities held by the Fund and securities purchased on a when-issued basis are subject to changes in market value based upon investors' perceptions of the creditworthiness of the issuer and upon changes, real or anticipated, in the level of interest rates. If the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, the market value of the Fund's assets may fluctuate more than would otherwise be the case. Purchasing a security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased.

An account for the Fund consisting of cash or liquid high-grade debt securities equal to the amount of the when-issued commitments will be established with the Fund's Custodian, and marked to market daily, with additional cash or liquid high-grade debt securities added when necessary. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although the Fund would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the Fund's payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain or loss.

General. Except as noted above or in the SAI, the foregoing investment policies are not fundamental and the Trustees of the Fund may change such policies without the vote of a majority of the outstanding voting securities of the Fund. As a matter of policy, the Trustees will not change the Fund's investment objective of producing maximum current income without such a vote. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

                            MANAGEMENT OF THE TRUST

The Fund is a separate series of Lindner Investments (the "Trust") which is an open-end management investment company registered under the 1940 Act.
The business and affairs of the Funds are managed under the direction of the Trust's Board of Trustees. Information about the Trustees and executive officers of the Trust may be found in the SAI.

Investment Adviser

Ryback Management Corporation ("Ryback Management" or the "Adviser") serves as investment adviser to the Fund. Ryback Management is also the Administrator, Transfer Agent, and Dividend Disbursing Agent for the Fund. The Adviser is a Michigan corporation formed in 1992. In 1993, the Adviser acquired the assets and business of Lindner Management Corporation, which had served as the adviser to the Lindner Fund, Inc., and the Lindner Dividend Fund, Inc., since their inception, predecessor funds to the Lindner Dividend Fund series and the Lindner Growth Fund series of the Trust. The Adviser's business address is 7711 Carondelet Avenue, Suite 700, St. Louis, Missouri 63105. The Adviser is registered as an investment adviser and as a stock transfer agent with the Securities and Exchange Commission. Ryback Management is controlled by the George F. Valassis Stock Trust u/a dated March 11, 1997 (the "Valassis Trust") and certain other trusts established for the benefit of Mr. Valassis's family members, which as of January 31, 1998, collectively owned 65% of the voting securities of the Adviser. The remaining 35% of the stock of the Adviser is owned by Eric Ryback, the President of the Adviser. As of January 15, 1998, the Adviser managed over $3.6 billion of assets.

Ryback Management has authorized any of its directors, officers, and employees who have been elected as officers or Trustees of the Trust to serve in the capacities to which they have been elected. All services furnished to the Trust by Ryback Management may be furnished through the medium of any of its directors, officers, or employees. Ryback Management bears the salaries and expenses of all of its personnel providing services to the Trust and all expenses incurred by Ryback Management in connection with administering the ordinary course of the Trust's business, other than those assumed by the Trust.

Portfolio Manager.  Eric E. Ryback is the portfolio manager of the Fund.
Mr. Ryback has been the manager of Lindner Dividend Fund and its predecessor since 1984, a co-manager of Lindner Bulwark Fund since its inception in February 1994, co-manager of Lindner Growth Fund and its predecessor since 1984, co-manager of Lindner Utility Fund since its inception in 1993, co-manager of Lindner/Ryback Small-Cap Fund since its inception in 1994, and co-manager of Lindner International Fund since its inception in January 1995.

Under its Advisory Agreement with the Trust, the Adviser provides the Fund with investment advisory services, in exchange for which the Fund pays the Adviser a monthly management fee (before reimbursement of expenses to the Fund, if any) equal to 1/12th of 0.80% of the average daily net assets of the Fund.

Code of Ethics. Officers, directors and employees of the Adviser are permitted to engage in personal securities transactions, subject to the Trust's Code of Ethics (the "Ethics Code"). The Ethics Code proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions to the Adviser's President (or his designee), and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Ethics Code. The Ethics Code prohibits each of the officers, and Trustees and all Investment Managers of the Trust from purchasing or selling any security that the officer, director or employee knows or believes (i) is being considered for purchase or sale by any series of the Trust, or (ii) is being purchased or sold by any series of the Trust, including the Fund. The Ethics Code also prohibits each Investment Manager from (i) purchasing or selling any security within seven calendar days of the purchase or sale of the security by any series of the Trust, including the Fund for which the Investment Manager manages, (ii) engaging in short-term trading (a purchase and sale or vice-versa within 60 days), (iii) purchasing securities for his own account during an initial or secondary public offering, (iv) purchasing securities in a private placement by a publicly-owned company with prior approval by the Adviser's President, or (iv) purchasing or selling any security for his own account without first obtaining the express approval of the Adviser's President. Any profit realized pursuant to these prohibitions must be disgorged. Officers, Trustees and Investment Managers are required to direct their broker to forward duplicate copies of all trade confirmations and periodic account statements to the Adviser's
President.   All officers, Trustees and Investment Manager are also required to disclose all securities beneficially owned by them on December 31 of each year.

Administrator

Ryback Management has also entered into an Administration Agreement with the Fund, pursuant to which Ryback Management provides the Fund with office space and personnel, pays the salaries and fees of the Trust's officers and directors who are interested persons of the Trust, the charges for all clerical services relating to the Fund's investments, and all promotional expenses of the Fund, including the printing and mailing of the prospectus to persons other than current shareholders. For these administrative services, the Fund pays Ryback Management a monthly administration fee equal to 1/12th of 0.20% of the average daily net assets of the Fund.

The Fund pays all of its other costs and expenses including interest, taxes, fees of directors who are not interested persons of the Trust, administrative expenses related directly to the issuance and redemption of shares (such as expenses of registering or qualifying shares for sale, charges of custodians, transfer agents, and registrars), costs of printing and mailing reports and notices to shareholders, charges for auditing services and legal services, and other fees and commissions of every kind not expressly assumed by Ryback Management, as the administrator for the Fund.

Transfer and Dividend Paying Agent

Ryback Management acts as the Fund's transfer and dividend paying agent. Ryback provides these services under a Transfer Agency Agreement approved by the initial shareholder of the Fund. Under the Agency Agreement the Fund pays Ryback Management a fee of $11.00 per shareholder account per year, plus reimbursement of all out-of-pocket costs.

Custodians

Star Bank, Cincinnati, Ohio, acts as custodian of all cash and domestic securities of the Fund. Star Bank receives a monthly fee for the Fund based on monthly average net assets of the Fund, which fee is allocated among the Funds on the basis of their net asset value. Star Bank also receives compensation for costs associated with clearing redemption drafts, and for its standard bank charges for processing lock box deposits, processing redemption drafts, and performing other banking services. The Chase Manhattan Bank ("Chase") serves as the Fund's custodian of foreign securities. Chase charges custodian fees on a sliding scale depending on the countries in which the Fund is invested. Charges for options and futures contracts are made on a per transaction basis. The Custodians are also responsible for the settlement of security trades and the collection of dividends and interest due the Fund. Their custody does not involve advice or decisions as to the purchase or sale of portfolio securities.

Independent Auditors

Deloitte & Touche LLP, independent auditors, St. Louis, Missouri, provides regular audit services to the Trust and the Fund. Regular audit services include, but are not limited to, audits of the annual financial statements of the Fund and consultations relating to accounting and financial reporting.

                       DIVIDENDS, DISTRIBUTION AND TAXES

Payment of Dividends and Distributions

The policy of Lindner High-Yield Bond Fund is to distribute substantially all of its net investment income through the payment of quarterly dividends generally declared in March, June, September and December, within 15 days after the respective record dates. Net realized capital gains, if any, will be distributed by the Fund in December, following the end of its fiscal year.

Dividends paid by each class of the Fund will be calculated at the same time and in the same manner, except that the expenses attributable solely to either the Investor Shares or to the Institutional Shares will be borne solely by that class. Institutional Shares will receive lower per share dividends than Investor Shares because of the higher expenses borne by the Institutional Shares. See "Fund Expenses" and "Distribution and Service Plan".

The Fund's fiscal year ends on June 30. However, a mutual fund is required to distribute on a calendar year basis at least 98% of its ordinary income for each calendar year and 98% of net capital gains realized (if any) in the 12 month period beginning November 1 and ending October 31 in order to avoid an excise tax. Therefore, the Fund may declare additional dividends from net investment income and from net realized capital gains in each December. If the Fund declares a dividend and/or capital gain distribution in October, November, or December made payable to shareholders of record in such month which is paid during January of the following year, such distribution is considered taxable income to the shareholder on December 31 of the year in which the distribution is declared.

The Fund will automatically reinvest dividends and capital gain distributions in additional Fund shares at the net asset value determined as of the closing of the New York Stock Exchange on the day following the record date for such dividends or distributions, unless the holder by written notice received no later than the record date indicates his intention to receive such dividend or distribution in cash.

Taxation of Dividends and Distributions

The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code by distributing as dividends not less than 90% of its taxable income plus 90% of its net tax exempt income and by continuing to comply with all other requirements of Subchapter M of the Code. The Fund will not be liable for federal income taxes to the extent it distributes its taxable income. If the Fund did not maintain its qualification as a regulated investment company, it would be subject to federal income tax in the same manner as a regular corporation. The Fund also intends to distribute substantially all capital gains and ordinary income and thus avoid imposition of the excise tax on regulated investment companies that fail to distribute sufficient ordinary income and capital gain within each calendar year.

Shareholders generally are liable for federal income taxes on the income dividends and capital gain distributions of the Fund (whether or not reinvested in shares of the Fund). However, shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. Shareholders should also note that in certain cases the Fund will be required to withhold 31% of dividends or sale proceeds otherwise due to a shareholder (see "Withholding Certification").

For federal income tax purposes, distributions will be taxable as ordinary income to the extent derived from the Fund's investment income and net short-term capital gains. Pursuant to the Taxpayer Relief Act of 1997, two different tax rates apply to distributions of net capital gains. One rate (generally, 28%) applies to net gains on capital assets held for more than one year but less than 18 months ("mid-term gains") and a second, preferred rate (generally 20%) applies to net gains on capital assets held for more than 18 months ("adjusted net capital gains"). Distributions of net capital gains will be treated in the hands of shareholders as mid-term gains to the extent designated by the Fund as deriving from net gains from assets held for more than one year but not more than 18 months, and the balance will be treated as adjusted net capital gains. Distributions of mid-term gains and adjusted net capital gains will be taxable as such, regardless of how long shares have been held.

Effect of Dividends and Distributions on Net Asset Value

Any dividends or capital gains distributions paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes, which may be at ordinary income tax rates.

The foregoing discussion of tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, which are subject to change by legislative or administrative action.

                           WITHHOLDING CERTIFICATION

Before the Fund will establish a new account or effect registration changes in an existing account, a shareholder must certify to the Fund on Internal Revenue Service Form W-9 the shareholder's taxpayer identification number and certify that the shareholder is not subject to withholding of dividend payments due to past under-reporting of such payments. The Fund is required by statute to withhold 31% of a shareholder's reportable distributions ("backup withholding") if (i) a shareholder fails to certify as to his taxpayer identification number, (ii) a shareholder fails to certify that he is not subject to withholding, (iii) the Internal Revenue Service notifies the Fund that a shareholder has furnished an incorrect taxpayer identification number, or (iv) the Internal Revenue Service notifies the Fund that a shareholder has under reported interest or dividends in the past. Investors may use the certification statement on the "Share Purchase Application" in lieu of IRS Form W-9 when establishing a new account. Dividends to shareholders who are non-resident aliens may be subject to a 30% United States withholding tax unless a reduced rate of withholding exemption is provided by treaty. Non-resident investors are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

                 PURCHASE OF SHARES AND SHAREHOLDER INQUIRIES

Investors may purchase Investor Shares directly from the Fund at the per share net asset value for shares of that class of the Fund. Institutional investors who have written distribution or service agreements with the

Trust or Ryback may purchase Institutional Shares directly from the Fund at the per share net asset value for shares of that class of the Fund. The Fund determines net asset value per share once daily. Purchase at net asset value means the net asset value as next determined after the Fund receives a purchase order. The purchase of shares of Investor Shares through broker-dealers or other financial institutions may be subject to a service fee by those entities. Such entities have the responsibility of submitting the purchase order to the Fund prior to the Fund's next determination of net asset value per share in order to obtain the purchase price that would be applicable if the order had been placed directly with the Fund. Broker-dealers or other financial institutions may be liable to an investor for any losses arising from their failure to timely communicate purchase orders to the Fund. See "Pricing of Shares for Purchase or Redemption".

Subject to the requirements of the 1940 Act, the Fund, at its discretion, may issue Investor Shares in exchange for acceptable quantities of publicly traded securities meeting the Fund's criteria for purchase or retention. Such an exchange will result in a taxable transaction to the person acquiring any shares of the Fund. The Fund may similarly issue Investor Shares in connection with any merger or consolidation with or acquisition of the assets of any other investment company or trust.

Establishing a New Account

In order to establish a new account with the Fund, a written "Share Purchase Application" for the purchase of shares must be submitted to Lindner Investments, P.O. Box 11208, St. Louis, Missouri 63105. Shareholders using an overnight form of delivery (e.g., Express Mail) should address their applications to 7711 Carondelet Ave., Ste. 700, St. Louis, Missouri 63015, to insure prompt delivery. Shareholders should direct their inquiries regarding any other matter to the post office box address.

All applications to purchase shares are subject to acceptance or rejection by authorized officers of the Fund and are not binding until accepted. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment should be made by check drawn on a U.S. bank, savings and loan or credit union. The Custodian will charge a $15 fee against a shareholder's account for any payment check returned to the Custodian for insufficient funds, and the investor involved will be responsible for any loss incurred by the Fund. It is the policy of the Fund not to accept applications under circumstances or in amounts considered disadvantageous for shareholders. For example, if an individual previously tried to purchase shares with a bad check, or the proper social security number or taxpayer identification number is omitted, the Fund reserves the right not to accept future applications from that individual. Any accounts (including custodial accounts) opened without a proper social security number or taxpayer identification number may be liquidated and distributed to the owner(s) of record on the first business day following the 60th day of investment, net of the back-up withholding tax amount.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of purchase applications does not constitute receipt by the Fund. Correspondence intended for overnight courier should not be sent to the Post Office Box address.

The minimum initial purchase for Investor or Institutional Shares of the Fund is $3,000. Subsequent purchases of shares of either class of the Fund must be in amounts of at least $250 except in the case of dividend reinvestment.

Shareholders who maintain the minimum investment in at least one account may open additional accounts in any fund with a minimum of $500. Where such additional accounts will be registered as a Uniform Gift to Minors (UGMA) or a Uniform Transfer to Minors (UTMA), the minimum investment for any fund is $250.

Additional Purchases

Additional purchases may also be made by one of the following methods:

By Mail. Investors may make additional purchases by mailing the remittance slip, which is attached to an account confirmation statement, or by sending a letter indicating that the investor would like to purchase shares of either class of the Fund and indicating the name(s) in which the account is registered, and the account number, together with a check payable to Lindner Investments to the following address: Lindner Funds, P.O. Box 640672, Cincinnati, Ohio 45264-0672.

By Automated Clearing House. See also "Automatic Investment Plan" and "Payroll Deduction". Shareholders may request purchase of shares by Automated Clearing House (ACH), a free electronic transfer service. It takes 15 days from the date we receive your request to establish ACH. Once ACH is in place, investors may call or write to purchase shares via ACH. ACH purchases in a given account may not exceed the current value of that account. ACH purchases will be debited the day of the order. Please make sure that the funds are available. A fee will be applied to all returned ACH purchases. Call Customer Service at (800) 995-7777 or (314) 727-5305 for a form to establish ACH.

By Wire. Shareholders may purchase additional shares of either class by wiring the amount of a purchase to the Fund's domestic custodian, Star Bank, N.A. Prior to sending a wire, call the Customer Service Department at (800) 995-7777 or (314) 727-5305. The wire must be received by 4:00 p.m., Eastern Time to receive that business day's closing price. Your bank may charge a fee to wire funds. For purchases under $1,000, we will deduct a wire fee from the monies wired.

By Telephone. Provided a shareholder has elected to establish telephone privileges with the Fund (see "Share Purchase Application"), a shareholder may purchase additional shares of either Class, in an amount not to exceed the current balance in his account, by prepaid telephone call to the Fund at
(800) 995-7777. Payment must be received no later than five days after the date on which the purchase was effected. If payment is not received within the time required, the order will be subject to cancellation and the shareholder will be responsible for any loss incurred.

The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. If procedures such as the above are not followed, Ryback Management and the Fund may be liable for losses, costs, or expenses for acting upon an investor's telephone instructions. Ryback Management will have authority, as agent, to redeem shares in the account to cover any such loss. As a result of this policy, the investor will bear risk of any loss unless the Fund has failed to follow procedures such as the above.

Additional Information About Investments in the Fund

The Transfer Agent will send a confirmation after each transaction affecting a shareholder's account. Dividend payments and reinvestments will be reflected on a shareholder's quarterly consolidated statement.

Any discrepancies should be brought to the attention of the Transfer Agent within 30 days of receipt. In addition, upon receipt of a written request signed by all account owners and a $25.00 fee for each account researched, the Transfer Agent will provide a listing of the shareholder's account history. Checks should be payable to "Ryback Management". Due to extreme volume during certain times of the year, requests for account histories may take two to three weeks for delivery. All requests are completed on a first-come, first-served basis.

Once a shareholder has mailed, telephoned or otherwise transmitted investment instructions to the funds, it may not be modified or canceled. The Fund cannot accept investments specifying a certain price or date and will not honor such requests.

Issuing Certificates

Certificates will not be issued for shares unless requested in writing with all owners' signatures. Certificates will be issued for full shares only and cannot be issued to a third party. Certificates are not available for IRA accounts. A shareholder cannot redeem certificated shares unless he surrenders the certificates to the Fund. A certificate will not be issued until 15 days after a purchase, or if the Fund has proof of payment. There is no charge for issuing certificates.

Processing Intermediaries

Shares of the Fund may be purchased through certain broker-dealers, financial institutions or other service providers ("Processing Intermediaries"). When shares of the Fund are purchased in this way, the Processing Intermediary, rather than its customer, may be the shareholder of record. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. An investor intending to invest in the Fund through a Processing Intermediary should read the program materials provided by the Processing Intermediary in conjunction with this Prospectus. Processing Intermediaries may charge fees or other charges for the services they provide to their customers. Investors who do not wish to receive the services of a Processing Intermediary, or pay the fees that may be charged for such services, may want to consider investing directly with the Fund. Direct purchase or sale of shares of the Fund may be made without a sales or redemption charge.

                             REDEMPTION OF SHARES

A shareholder may sell all or any part of his shares to the Fund for redemption. The price at which the Fund redeems shares is the net asset value per share as next computed after either (a) a written request is received "in good order" at the office of the Fund or (b) a telephone request is placed with the Fund by a shareholder who has established Telephone Privileges. The value of shares on redemption may be more or less than the investor's cost, depending on the market value of the portfolio securities at the time of redemption.

A shareholder may redeem shares in the following manners:

By Mail.  By written request addressed to:

                              Lindner Investments
                                P.O. Box 11208
                              St. Louis, MO 63105

A written redemption request is "in good order" if the request is properly endorsed by all registered shareholders in the exact names in which the shares are registered, accompanied by properly endorsed share certificates, if any have been issued, and states the name of the Fund, the account number, the exact name(s) of the shareholder(s) in which the account is registered as shown on the latest confirmation, and the number of shares or dollar amount to be redeemed.

The following redemption requests must be in writing and must have signatures guaranteed (including the signatures on any share certificate) by a bank, trust company, savings and loan association, or a member of a national stock exchange (a notary public is not an acceptable guarantor):
(1) redemptions on accounts that have requested an address change within the preceding three months; (2) redemptions for which the proceeds are to be sent to someone other than the registered shareholder(s) and/or to an address other than the address of record; or (3) redemptions for which the proceeds are to be wired and the wire instructions are different than those previously submitted.

The following redemptions must be in writing, but do not require signature guarantee (unless one of the above circumstances applies): (1) all IRA accounts, and (2) redemptions of shares for which certificates have been issued. IRA account redemptions must also be accompanied by Internal Revenue Service Form W-4P. IRA redemption requests not accompanied by Form W-4P will be subject to withholding. Additional documentation may be required from corporations, executors, administrators, trustees, or guardians.

If there is doubt as to what documents or instructions are necessary in order to redeem shares, please write, or call the Fund at (800) 995-7777, prior to submitting the redemption request. A redemption request will not become effective until all documents have been received in good order by the Fund. Redemptions cannot be accomplished by telegraphing the Fund. The redemption price is the net asset value next computed after the time of receipt by the Fund of the written request in good order set forth above. The Fund reserves the right to hold payment up to 15 days or until satisfied that investments made by check have been collected. During the period prior to the time the shares are redeemed, dividends on such shares will accrue and be payable, and an investor will be entitled to exercise all other rights of beneficial ownership. Once a shareholder has requested a redemption, it may not be modified or canceled.

By Telephone. By prepaid telephone call to the Fund at (800) 995-7777 requesting that the proceeds be mailed to the shareholder, provided that he or she has previously established Telephone Privileges with the Fund (see "Share Purchase Application") and has not requested an address change in the preceding three months. The Funds reserve the right to refuse telephone redemptions and may limit the amount involved or the number of telephone redemptions. IRA accounts may not be redeemed by telephone. Once a shareholder has placed a telephone redemption, it may not be modified or canceled.

In addition to the requirements described in the preceding paragraph, the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. If procedures such as the above are not followed, Ryback Managemnent and the Fund may be liable for losses, costs, or expenses for acting upon an investor's telephone instructions or for any unauthorized telephone redemption. As a result of this policy, the investor will bear the risk of any loss unless the Fund has failed to follow procedures such as the above.

Redemption Through Third Parties. The redemption of shares through Processing Intermediaries broker-dealers or other financial institutions may be subject to a service fee by those entities. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. An investor should read the program materials provided by the Processing Intermediary. A Processing Intermediary has the responsibility of submitting a redemption request to the Fund prior to the Fund's next determination of net asset value in order to obtain the redemption price that would be applicable if the request had been placed directly with the Fund. A Processing Intermediary may be liable to an investor for any losses arising from their failure to timely deliver redemption requests to the Fund. See "Pricing of Shares for Purchase or Redemption".

Disbursement by Mail. The Fund will normally disburse payment by check within five days after their receipt of a shareholder request for redemption. A charge of $15 will be deducted from a shareholder's account if a shareholder requests the redemption proceeds to be sent by overnight delivery (e.g., express mail). Under the 1940 Act, the Fund may postpone the date of payment for redeemed shares, or the Fund's obligation to redeem its shares may be suspended, (1) for any period during which the New York Stock Exchange is closed (other than customary week-end and holiday closing) or during which trading on the Exchange is restricted (as determined by the Securities and Exchange Commission), (2) for any period during which an emergency exists (as determined by the Securities and Exchange Commission) which makes it impracticable for the Fund to dispose of their securities or to fairly determine the value of their net assets, or (3) for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders.

By Wire. A shareholder may obtain the proceeds of a redemption by a bank wire of Federal Funds if he has previously established Wire Privileges with the Fund and provided the necessary information (see "Share Purchase Application"). Under normal circumstances, the shareholder's Federal Funds wire will be posted to his or her bank account the business day following the date of the shareholder's redemption transaction. However, the Fund has up to five days to disburse the proceeds. If the proceeds are wired to an account at a bank that is not a member of the Federal Reserve System, there could be a delay in crediting the funds to the bank account. A shareholder will be required to pay a charge for wiring cost (currently, $10 per wire), which will be deducted from the amount being wired.

By Automated Clearing House ("ACH"). A shareholder may obtain the proceeds of a redemption by Automated Clearing House (ACH) funds if he or she has previously established ACH Privileges with the Funds and provided the necessary information (see "Share Purchase Application"). ACH is a convenient electronic means of cash movement that is used by thousands of individuals and corporations. Under normal circumstances, proceeds will be posted to the shareholder's bank account the evening of the second business day following the date of the shareholder's redemption transaction.
However, the Fund has up to five days to disburse the proceeds. Currently, there are no fees for this service. In the case of recently purchased shares, proceeds will not be mailed, sent by ACH or Federal Funds wire until the Fund is satisfied that checks given in payment of shares being redeemed have cleared, which may take up to 15 days.

Involuntary Redemption. In an attempt to reduce expenses, partly attributable to maintaining small accounts, the Fund reserves the right to redeem, upon 30 days' written notice, all of the shares of a shareholder whose account has a net asset value of less than $3,000 due to the shareholder's redemptions. During the 30-day notice period, the shareholder may make an additional investment in an amount that will increase the value of the account to at least $3,000.

               EXCHANGING AN INVESTMENT FROM ONE FUND TO ANOTHER

General. Subject to any applicable minimum initial investment requirements, a shareholder may exchange Investor Shares or Institutional Shares of any Series of the Trust (including the Fund) for Investor Shares or Institutional Shares of any identically registered other Series in the Lindner family of funds. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The exchange privilege is not designed to afford shareholders a way to play short-term swings in the market. Lindner Investments is not suitable for that purpose. The Trust reserves the right to limit the amount and frequency of exchanges between the Series in circumstances it deems disadvantageous to the Trust. In addition, the shares being exchanged and the shares of the Series being acquired must meet the minimum investment requirement, if any, of the Series being acquired.

By Telephone. A shareholder may exchange shares by phone if he or she has established telephone privileges with the Trust and the account registrations and options (for example, automatic reinvestment of dividends) are identical. Before calling, a shareholder should read "Additional Information About Share Exchanges", below.

By Mail. A shareholder may direct the Trust in writing to exchange shares. If the shares are owned by two or more persons, the request should be signed by each person. All signatures should be exactly as the name appears in the registration; for example, if an owner's name is registered as David Lee Smith, he should sign that way and not as David L. Smith.

Additional Information About Share Exchanges

         (1) The shares of the Series being acquired must be qualified for sale in the shareholder's state of residence.

         (2) If the shares being surrendered for exchange are represented by a negotiable stock certificate, the certificate must be returned to Ryback Management before the exchange can be effected.

         (3) Once a shareholder has made an exchange request by telephone or mail, it is irrevocable and may not be modified or canceled.

         (4) For the purposes of processing exchanges, the value of shares surrendered and the value of shares acquired are the net asset values of such shares next computed after receipt of an exchange order.

         (5) Shares may not be exchanged unless the shareholder has furnished the Trust with the correct tax identification number, certified as prescribed by the Internal Revenue Code and Regulations. See "Withholding Certification".

         (6) An exchange of shares is, for federal income tax purposes, a sale of the shares, on which a shareholder may realize a taxable gain or loss.

         (7) If the request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, Ryback Management will require evidence satisfactory to it of the authority of the individual signing the request.

         (8) Under most circumstances, a bank, broker or benefit plan administrator that is a shareholder of Institutional Shares of the Fund for the benefit of participants in a tax qualified retirement plan (such as a 401(k) Plan) may not permit participants in such plan to exchange Institutional Shares of the Fund for Investor Shares of the Fund or any other Series.

                           AUTOMATIC INVESTMENT PLAN
                            (Investor Shares Only)

An Automatic Investment Plan is available to a shareholder of Investor Shares of the Fund who wishes to invest a specific amount of money on an automatic basis. A shareholder may authorize the Fund to automatically debit his or her bank account on a monthly or semi-monthly basis. Debits must be made in amounts of $50 or more and may be made once per month on the 15th or last business day of the month, or semi-monthly on both such days. If the 15th falls on a weekend or holiday, the account will be debited on the following business day. Shareholders may participate in the Automatic Investment Plan by signing a form provided on request. Requests to participate in the Automatic Investment plan and inquiries regarding the same should be made to Lindner Investments, P.O. Box 11208, St. Louis, Missouri 63105. All requests to change or discontinue the Automatic Investment Plan must be received in writing fifteen (15) days prior to the next scheduled debit date.

                               PAYROLL DEDUCTION
                            (Investor Shares Only)

Many employers today provide for payroll deduction. This allows employees to direct a portion of their pay to the investment option of their choice via Automated Clearing House (ACH). ACH is a convenient electronic funds transfer service that is used by thousands of corporations and individuals. Lindner Investments will accept a shareholder's direct deposit in amounts of at least $50 for the purchase of Investor Shares in the Fund. Shareholders who wish to use Payroll Deduction to invest need to obtain the proper instructions from the Trust. Requests to participate in Payroll Deduction and inquiries regarding the same should be made to Lindner Investments, P.O. Box 11208, St. Louis, Missouri 63105.

                          SYSTEMATIC WITHDRAWAL PLAN
                            (Investor Shares Only)

A systematic withdrawal plan is available to any holder of Investor Shares of the Fund whose total account value is at least $15,000 and who wishes to withdraw fixed amounts of money from his investment in the Fund's Investor Shares on a systematic basis. Withdrawals must be in amounts of $100 or more and may be made monthly or quarterly, at an annual rate not exceeding 40% of the value of the holder's Investor Shares at the inception of the shareholder's systematic withdrawal plan. However, shareholders participating in a systematic withdrawal plan retain the same rights to redemption as any other shareholder. Under a systematic withdrawal plan, the shareholder receives cash withdrawals out of the proceeds of the redemption at net asset value of full and fractional deposited shares. The Fund redeems Investor Shares for this purpose as of the close of the first business day following the twentieth day of each month in which a withdrawal is made. The redemption of Investor Shares to make payments under this plan involves the use of principal and will reduce and may eventually exhaust the account. Each redemption of Investor Shares will result in a gain or loss that must be reported on the participating shareholder's income tax return. Establishment of a systematic withdrawal account constitutes an election by the shareholder to reinvest all income dividends and capital gains distributions payable on his account in additional Investor Shares of the Fund at net asset value.

Shareholders may participate in the systematic withdrawal plan by signing a form provided on request and depositing any stock certificates subjected to the plan. Requests to participate in the systematic withdrawal plan and inquiries regarding the same should be made to Lindner Investments, P.O. Box 11208, St. Louis, Missouri 63105. An investor may terminate the systematic withdrawal plan at any time by written notice to the Funds.

                        INDIVIDUAL RETIREMENT ACCOUNTS
                            (Investor Shares Only)

An Individual Retirement Account Plan (an "IRA Plan") is available to employed (including self-employed) persons and their non-employed spouses. All contributions to such an IRA Plan are invested in Investor Shares of the Fund. The initial minimum investment for an IRA Plan account for which Star Bank, N.A., serves as Custodian is $250. Subsequent purchases must be in an amount of at least $100. An annual administrative fee (currently $10) per IRA account will apply and may be paid separately by check.

Contributions to an IRA Plan must be post-marked no later than the due date of the tax return (without extensions) for the contribution year for which the contribution is being made. A "Prior Year Contribution" is an IRA contribution made between January 1 and April 15 for the prior calendar tax year. A "Current Year Contribution" is an IRA contribution made between January 1 and December 31 for the current calendar tax year. If no tax year is indicated, the IRA contribution will be considered a "Current Year Contribution". Withdrawals from an IRA Plan must be in writing and accompanied by Internal Revenue Service Form W-4P. IRA redemption requests not accompanied by Form W-4P will be subject to income tax withholding.

Star Bank, N.A., serves as Custodian under IRA Plans. The Custodian's fee and other information about an IRA Plan are disclosed in Plan documents including a Disclosure Statement that must be obtained from the Funds before investing in an IRA Plan. Investors should also consult with their individual tax advisors regarding the appropriateness of their investment in an IRA Plan. Requests for applications to establish an IRA Plan should be addressed to Lindner Investments, P.O. Box 11208, St. Louis, Missouri 63105.

                 PRICING OF SHARES FOR PURCHASE OR REDEMPTION

The Fund determines the current net asset value of each class at the close of trading on each business day on which at least one of the following markets is open: New York Stock Exchange, American Stock Exchange, or the Nasdaq Stock Market. The net asset value of each class is calculated by dividing the value of the Fund's securities, plus any cash and other assets (including dividends and interest accrued but not collected) less all liabilities, including accrued expenses, allocable to that class (including accrued distribution and service fees payable by the Institutional Shares) by the total number of shares of the particular class outstanding.

Portfolio securities, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the mean between the last reported bid and asked prices, except in the case of open short positions where the asked price is available. Any securities for which recent market quotations are not readily available, including restricted securities, are valued at fair value as determined in accordance with procedures approved by the Fund's Trustees. This value generally is determined as the amount which a Series could reasonably expect to receive from an orderly disposition of these securities over a reasonable period of time. Short-term obligations with less than sixty days remaining to maturity are generally valued at amortized cost. Short-term obligations with more than sixty days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis, based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value. Premiums received on the sale of call options will be included in the net asset value, and current market value of the options sold by the Fund will be subtracted from net asset value.

The value of foreign securities is converted into U.S. dollars at the rate of exchange prevailing on the valuation date. Purchases and sales of foreign securities as well as income and expenses related to such securities are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Fund may, to the extent permitted by its investment restrictions, have positions in portfolio securities for which market quotations are not readily available. It may be difficult to determine precisely the fair market value for such investments and there may be a range of values which are reasonable at any particular time. Determination of fair value in such instances will be based upon such factors as are deemed relevant under the circumstances, including the financial condition and operating results of the issuer, recent third party transactions (actual or proposed) relating to such securities and, in extreme cases, the liquidation value of the issuer.

Net asset value represents the price for purchase orders received and shares tendered for redemption during the period following the previous price determination and prior to the close of the New York Stock Exchange (usually 4:00 p.m., Eastern Time). For purchase orders received and shares tendered for redemption after the closing of the New York Stock Exchange, the Fund will determine net asset value as of the closing on the following trading day.

                         DISTRIBUTION AND SERVICE PLAN
                          (Institutional Shares Only)

The Trust has adopted for the Fund a Distribution and Service Plan (the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that Institutional Shares of the Fund may pay distribution and related expenses of up to 0.25% each year of the average net assets allocated to Institutional Shares. Expenses permitted to be paid by the Institutional Shares of the Fund include preparation, printing and mailing of prospectuses; reports to shareholders such as semi-annual and annual reports, performance reports and newsletters; sales literature and other promotional materials; direct mail solicitation; advertising; public relations; compensation of sales personnel, brokers, financial planners or others for their assistance with respect to distribution of Institutional Shares, including compensation for such services to personnel of RybackManagement; providing payments to any financial intermediary for shareholder support, administrative and accounting services with respect to beneficial holders of Institutional Shares and such other expenses as may be approved from time to time by the Trust's Board of Trustees for which payment or reimbursement is permitted by applicable law. Payments pursuant to the Distribution Plan may be made only to reimburse expenses incurred during a rolling 12-month period, subject to the annual limitation of 0.25% of average daily net assets allocated to Institutional Shares. The Board of Trustees will review a quarterly written report of amounts expended under the Distribution Plan with respect to the Fund.

The Distribution Plan may be terminated with respect to the Fund at any time by vote of the Trustees who are not "interested persons" or by vote of a majority of the outstanding Institutional Shares of a particular Fund. Any changes in the Distribution Plan that would materially increase the distribution expenses of the Institutional Shares of the Fund requires shareholder approval by the holders of such Institutional Shares. The Distribution Plan will continue in effect for Institutional Shares so long as its continuance is specifically approved at least annually by a majority of the Trustees of the Trust, including a majority of those Trustees who are not "interested persons", by vote cast in person at a meeting called for the purpose of voting on continuation of the Distribution Plan.

                                  PERFORMANCE

The Fund may from time to time include its "average annual total return" in communications to present or prospective investors. "Average annual total return" is the annual percentage change in an investment, assuming the reinvestment of dividends and capital gains distributions, over a stated period of time. Because Institutional Shares pay a fee pursuant to the Trust's Distribution Plan, the performance of Institutional Shares will be lower than that of Investor Shares. See "Fund Expenses" and "Distribution and Service Plan".

"Average annual total return" is a historical measure of performance and is not necessarily indicative of the Fund's future performance. This measure will vary from time to time depending on numerous factors, including market conditions, the composition of the Fund's portfolio and the operating expenses incurred by the Fund. On occasion, the Fund may compare their performance to that of other recognized financial indices; however, as with other performance data, performance comparisons should not be considered representative of the Fund's relative performance for any future period.

                               OTHER INFORMATION

When issued, the shares of the Fund will be fully paid, nonassessable and redeemable. Each shareholder is entitled to one vote for each share owned, with each fractional share receiving the same proportion of a vote. The Fund does not intend to hold annual meetings; they may, however, hold special shareholder meetings for purposes such as changing fundamental policies or electing trustees. The Board of Trustees shall promptly call a meeting for the purpose of electing or removing trustees when requested in writing to do so by the shareholders of any Fund holding at least 10% of the outstanding shares of a Fund entitled to be cast at such meeting. The term of office of each trustee is of unlimited duration. The holders of at least two-thirds of the outstanding shares of all Series of the Trust may remove a trustee from that position either by declaration in writing or by votes cast in person or by proxy at a meeting called for that purpose. As of December 15, 1997, no person controlled the Trust, as defined under the 1940 Act.

The shares of the Fund are divided into two classes. Each share has one vote and shareholders will vote in the aggregate and not by class, except as to any matter that affects only one class of shares or as otherwise required by law. Only holders of Institutional Shares will be entitled to vote on matters relating to the Trust's Distribution Plan. Shareholders will vote by series except as otherwise required by the 1940 Act. Matters affecting an individual Series include, but are not limited to, the investment objective, policies and restrictions of that Series. Shares have no subscription, preemptive or conversion rights. Certificates will not be issued unless requested by an investor. Shares do not have cumulative voting rights when voting on the election of Trustees. Therefore, the holders of more than 50% of the aggregate number of shares of all Series of the Trust may elect all the Trustees.

Under the laws of certain jurisdictions, the shareholders of a business trust may, under certain circumstances, be held personally liable for its obligations. Therefore, the Declaration of Trust for the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. In addition, upon payment of any such liability, a shareholder will be entitled to reimbursement from the general assets of the Fund in which that shareholder has an interest. In the event that the Fund was unable to meet this obligation, the remaining Series of the Trust would assume the unsatisfied obligation of the Fund. The Trustees intend to conduct the operations of the Trust, with the advice of counsel, in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust or any of its Series.

The Trust will send annual and semi-annual reports to its shareholders. The financial statements appearing in the annual reports will be audited by independent auditors. In addition, Ryback Management, as transfer agent, will send to each shareholder having an account directly with the Trust a confirmation statement with respect to each transaction effected in the account, showing transactions in the account, the total number of shares owned and any dividends or distributions paid. All securities and cash of the Fund will be held by the Custodians. Ryback Management will act as dividend disbursing and transfer agent for the Fund. Inquiries regarding the Trust or the Fund may be directed in writing to Lindner Investments, 7711 Carondelet, Suite 700, St. Louis, Missouri 63105, or by calling (800) 995-7777.

                                    COUNSEL

Legal matters for the Trust and the validity of the shares of the Fund will be passed upon by Dykema Gossett PLLC, Detroit, Michigan, counsel to the Trust.

                     APPENDIX--DESCRIPTION OF BOND RATINGS

Standard and Poor's Ratings Group

BBB - Bonds rated BBB are regarded as having a satisfactory degree of safety and capacity to pay principal and interest and repay principal. Whereas they normally exhibity adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC and CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation.
While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - The rating C is reserved for bonds on which no interest is being paid.

D - Bonds rated D is in default, and payment of interest and/or repayment of principal is in arrears. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NR - Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of bond as a matter of policy.

Note: The S&P ratings may be modified by the addition of a plus or minus sign to show the relative standing within the major categories.

Moody's Investors Service, Inc.

Baa - Bonds and notes which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period for time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Baa through B in its corporate bond rating system. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.
       25                        (BACK COVER)
LINDNER INVESTMENTS
                 7711 Carondelet Avenue, Suite 700
                 St. Louis, Missouri 63105
                 (800) 995-7777
                 Fax: (314) 727-9306
INVESTMENT ADVISER
                 Ryback Management Corporation
CUSTODIANS
                 Star Bank, N.A.
                 Chase Manhattan Bank
COUNSEL
                 Dykema Gossett PLLC
INDEPENDENT AUDITORS
                 Deloitte & Touche LLP
TRANSFER AGENT
                 Ryback Management Corporation

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 13, 1998, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MAY NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY LINDNER INVESTMENTS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY, NOR SHALL THERE BY ANY SALE OF, THESE SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL. THE DELIVERY OF THIS PROSPECTUS AT ANY TIME SHALL NOT IMPLY THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF LINDNER INVESTMENTS OR THE FUND SINCE THE DATE HEREOF.

                                  PROSPECTUS
                                   ---------

                                 LINDNER FUNDS

                                    [LOGO]

                         LINDNER HIGH-YIELD BOND FUND

                          http://www.lindnerfunds.com

                   Advised by Ryback Management Corporation

                                April 13, 1998


       B-1                          PART B



                              LINDNER INVESTMENTS

                      STATEMENT OF ADDITIONAL INFORMATION

                                      for

                                INVESTOR SHARES
                                      and
                             INSTITUTIONAL SHARES
                                      of
                         LINDNER HIGH-YIELD BOND FUND






This Statement of Additional Information ("Statement of Additional Information" or "SAI") is meant to be read in conjunction with the Lindner Investments (the "Trust") Prospectus, dated April 13, 1998, for the Lindner High-Yield Bond Fund (the "Fund") and is incorporated by reference in its entirety into the Prospectus. The Fund is a separate series of the Trust and represents a separate portfolio of securities and other assets with its own objective and policies. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Prospectus may be obtained by writing or calling Lindner Investments. Capitalized terms used but not defined herein have the same meanings as in the Prospectus. Any such request should be made by mail to the Trust at 7711 Carondelet, P.O. Box 11208, St. Louis, Missouri 63105, or by phone to
(800) 995-7777.

                                April 13, 1998

       B-2                     TABLE OF CONTENTS
                                      and
                      CROSS-REFERENCE SHEET TO PROSPECTUS

                                   SAI
Discussion                         Page     Prospectus Title and Page
----------                         ----     -------------------------
Definitions                          3      Not discussed in Prospectus
Investment Objective, Policies
 and Risks                           3      Investment Objectives, Policies
                                              and Risks, p. 4
Management of the Trust              7      Management of the Trust, p. 7
Control Persons and Principal
  Holders of Securities              9      Not discussed in Prospectus
Investment Advisory and Other
  Services                          10
  Controlling Persons               10      Management of the Trust-
                                             Investment Adviser, p. 7
  Adviser Compensation              10      Management of the Trust-
                                             Investment Adviser, p. 7
  Transfer Agent                    10      Management of the Trust-Transfer
                                             and Dividend Paying Agent, p. 9
  Administrator                     11      Management of the Trust-
                                             Administrator, p. 9
  Distribution and Service Plan     11      Distribution and Service Plan,
                                             p. 20
  Custodians and Independent
  Auditors                          12      Management of the Trust-
                                             Custodians and Independent
                                             Auditors - p. 9
Brokerage Allocation                12      Not discussed in Prospectus
Purchase, Redemption and Pricing
  of Securities                     13      Pricing of Shares for Purchase
                                             or Redemption, p. 19
Additional Performance Information  14      Not discussed in Prospectus
Certain Other Matters               15
  Liability of Trustees and Others  15      Not discussed in Prospectus
  Description of Series and Shares  15      Other Information, p. 21
  Registration Statement            16      Not discussed in Prospectus
       B-3                        DEFINITIONS

For purposes of this Statement of Additional Information, the reader should assume that the terms defined below have the meanings indicated, unless the context requires otherwise.

"Administration Agreement" means the Administration Agreement between the Trust and Ryback Management relating to the Fund, dated as of April 1, 1998.

"Adviser" or "Ryback Management" means Ryback Management Corporation, a corporation organized and existing under the laws of the State of Michigan, having its principal offices at 7711 Carondelet Avenue, P.O. Box 11208, St. Louis, Missouri 63105.

"Advisory Agreement" means the Advisory Agreement between the Trust and the Adviser relating to the Fund, dated as of April 1, 1998.

"Agency Agreement" means the Transfer Agency Agreement between the Trust and Ryback Management relating to the Fund, dated as of April 1, 1998.

"Class" means either the class of Investor Shares or the class of Institutional Shares of the Fund.

"Fund" means Lindner High Yield Bond Fund which has been established by the Trust a separate series.

"Prospectus" means the Prospectus of the Trust dated April 13, 1998.

"Trust" means Lindner Investments, a business trust organized and existing under the laws of the Commonwealth of Massachusetts, having its principal offices at 7711 Carondelet Avenue, P.O. Box 11208, St. Louis, Missouri 63105.

"1940 Act" means the federal Investment Company Act of 1940, as amended.

                   INVESTMENT OBJECTIVE, POLICIES AND RISKS

         The investment objective of the Fund is a fundamental policy and may not be changed by the Trustees of the Fund without the vote of a majority of the Fund's outstanding voting securities. The objective of the Fund is to produce maximum current income. To achieve its objective, the Fund invests primarily in high-yielding, high-risk corporate bonds and notes, which generally are unrated or carry lower ratings (Baa or lower by Moody's Investors Service, Inc. ("Moody's") or BBB or lower by Standard & Poor's Rating Service ("S&P")) than those assigned by S&P or Moody's to investment grade bonds and notes. The Fund may also invest a portion of its assets in debt securities not paying current income if the Adviser believes that interest, payments or dividends on such securities are likely to be restored in the future. Except for temporary defensive purposes, the Fund will invest at least 65% of the value of its assets in these kinds of high-yielding, income-producing corporate bonds and notes. Consistent with its objective of producing maximum current income, the Fund may invest up to 20% of its total assets in common stocks, convertible or non-convertible preferred stocks, including non-investment grade preferred stock, and other securities having the characteristics of equity securities. Certain preferred stock issues may offer higher yields than similar bond issues because their rights are subordinated to the bonds. Consequently, such preferred stock issues will have a greater risk potential. Investments other than in such corporate bonds and notes or such equity securities will be in short-term money market instruments, including certificates of deposit, commercial paper, securities issued, guaranteed or insured by the U.S. Government, its agencies and instrumentalities, and other income producing cash items. The Fund may invest up to 10% of its total assets in securities of foreign issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a U.S. company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign debt securities and their markets may not be as liquid as U.S. securities and their markets. Securities of some foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign debt securities may also be subject to local economic or political risks, such as political instability of some foreign governments and the possibility of nationalization of issuers.

The following information regarding the investment policies of the Fund supplements the information contained in the Fund's Prospectus.

Lending of Portfolio Securities. The Fund may lend portfolio securities to certain institutional borrowers of securities and may invest the cash collateral and obtain additional income or receive an agreed upon amount of interest from the borrower. Loans will generally be short-term. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. Loaned securities may not be returned by a borrower; however, a borrower must maintain with the Fund, cash, or equivalent collateral, equal to at least 100% of the market value of the securities borrowed.

Repurchase Agreements. The Fund may enter into repurchase agreements with commercial banks and with broker/dealers to invest cash for the short-term. A repurchase agreement is an agreement under which the Fund acquires a money market instrument, generally a U.S. Government obligation, qualified for purchase by the Fund, subject to resale at an agreed upon price and date. Such resale price reflects an agreed upon interest rate effective for the period of time the instrument is held by the Fund and is unrelated to the interest rate on the instrument. Repurchase agreements usually are for short periods, such as one week or less, but may be for longer periods. As a matter of fundamental policy, the Fund will not enter into repurchase agreements of more than one week's duration if more than 15% of its total assets would be invested in such agreements and in "restricted" and other illiquid securities.

Leverage.   Leveraging creates an opportunity for increased net income and capital appreciation but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expense for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed monies is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced.

When-issued Securities. The Fund may purchase securities on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. Although the Fund will only purchase securities on a when-issued basis with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable.

Securities purchased on a when-issued basis and the securities held by the Fund are subject to changes in market value based upon the public's perception of the credit-worthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets will vary more than otherwise. Purchasing a security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased.

A separate account consisting of cash or liquid high-grade debt securities equal to the amount of the when-issued commitments will be established with the Fund's portfolio securities custodian, and marked to market daily, with additional cash or liquid high grade debt securities added when necessary. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although they would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the Fund's payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain or loss.

Unless expressly stated to be a fundamental policy, none of the investment policies described above are fundamental, which means that the Trustees of the Fund may change such policies without the vote of shareholders of the Fund.

General; Portfolio Turnover. There is no assurance that the Fund's objectives will be met or that there will not be substantial losses in any given investment. Also, at anytime, the value of the Fund's shares may be more or less than the investor's cost. Under normal circumstances, the Fund's portfolio turnover rate is anticipated to be less than 75% per year. The Fund's portfolio turnover rate will be calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average value of the portfolio securities owned during the fiscal year.

                            INVESTMENT LIMITATIONS

The following investment limitations are fundamental policies of the Fund, which means that they cannot be changed except by a vote of shareholders owning a majority of the Fund's outstanding voting securities. Under the 1940 Act, a "vote of shareholders owning a majority of the Fund's outstanding voting securities" means the affirmative vote of the lesser of
(l) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholder's meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

         - The Fund may borrow money from banks or other sources for temporary or emergency purposes and for the purchase of portfolio securities but not in an amount in excess of 15% of the Fund's total assets, provided such borrowings are in compliance with the asset coverage requirements of the 1940 Act. Other than such borrowings, the Fund will not issue senior securities;

         - The Fund may not mortgage or pledge any of its assets, except to the extent necessary to effect borrowings permitted by the preceding paragraph and provided that this limitation does not prohibit escrow, collateral or margin arrangements in connection with (a) the writing of covered call options, (b) the purchase of put options or
         (c) the sale of interest rate futures contracts and the purchase or sale of options on such contracts;

         - The Fund may not make "short sales" of securities, or purchase securities on "margin", except that for purposes of this limitation, initial and variation payments or deposits in connection with interest rate futures contracts and related options will not be deemed to be the purchase of securities on margin;

         - The Fund may not write or purchase put or call options, except that the Fund may write covered call options and the Fund may purchase put options and may purchase and sell options on interest rate futures and may engage in closing transactions with respect to such options. The Fund has no present intention of investing in these types of securities, and will not do so without the prior approval of the Fund's Board of Trustees;

         - The Fund may not purchase securities of any issuer if immediately thereafter more than 5% of total assets at market would be invested in the securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities;

         - The Fund may not buy more than 10% of the voting securities of any one issuer, or invest to control or manage any company;

         - The Fund may not invest more than 25% of the market value of its total assets in securities of issuers in any one industry;

         - The Fund may not invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

         - The Fund may not purchase or hold any real estate, including limited partnership interests in real property, nor will the Fund purchase or sell commodities or commodity contracts;

         - The Fund may not invest more than 5% of its total assets in securities of any company which, with its predecessors, has been in operation less than three continuous years, provided, however, that securities guaranteed by a company that (including predecessors) has been in operation at least three continuous years shall be excluded from this calculation;

         - The Fund may not purchase or hold the securities of any issuer, if to its knowledge, Trustees or officers of the Fund individually owning beneficially more than 1/2 of 1% of the securities of that other company own, in the aggregate, more than 5% of such securities;

         - The Fund may not engage in transactions with its Trustees and officers, or firms they are associated with, in connection with the purchase or sale of securities, except as broker;

         - The Fund may not underwrite the securities of other issuers, except when the Fund may be deemed to be an underwriter as defined in the Securities Act of 1933 in connection with the disposition of a restricted security; or

         - The Fund may not make loans, except loans of portfolio securities and except to the extent the purchase of notes, bonds or other evidences of indebtedness, or the entry into repurchase agreements may be considered loans.

                            MANAGEMENT OF THE TRUST

The Officers and Trustees of the Trust are listed below, together with information regarding their principal business occupations during at least the past five years and their ages. Each of the Trustees of the Trust was elected as a trustee at the inception of the Trust in 1993 and has served continuously since that date. Trustees who are "interested persons" of the Trust, as defined in Section 2(a)(19) of the 1940 Act, are indicated with an asterisk.

                             Position(s)
                             Held With      Principal Occupation(s)
Name, Address and Age        The Trust      During Past Five Years
---------------------        ---------      ---------------------------
*Doug T. Valassis, 45        Chairman       Chairman and Trustee of the
520 Lake Cook Road           of the         Trust. Chairman, a Director
Suite 380                    Board and      and Treasurer of the Adviser
Deerfield, IL 60015          Trustee        since 1992.  President and
                                            Chief Executive Officer of
                                            Franklin Enterprises, Inc.,
                                            a private investment firm,
                                            for more than last five years.

*Eric E. Ryback, 46          President      President and Trustee of the
7711 Carondelet Ave.         and Trustee    Trust.  President and a
Suite 700                                   Director of the Adviser since
St. Louis, MO 63105                         1992.  Prior to 1993, Mr.
                                            Ryback was Vice President
                                            of Lindner Fund, Inc. ("LFI")
                                            and Lindner Dividend Fund,
                                            Inc. ("LDFI") and Vice
                                            President of Lindner Management
                                            Corporation ("LMC"), the
                                            investment adviser to LFI and
                                            LDFI.

Robert A. Lange, 53         Senior Vice     Senior Vice President of the
7711 Carondelet Ave.        President       the Adviser since 1993.  Prior
Suite 700                                   to 1993, Mr. Lange was a Senior
St. Louis, MO 63105                         Vice President of LFI, LDFI and
                                            LMC.

Brian L. Blomquist, 39      Admin. Vice     Executive Vice President of the
7711 Carondelet Ave.        President,      Adviser since 1995 and Assistant
Suite 700                   Secretary       Secretary of the Adviser since
St. Louis, MO  63105        and Treasurer   1993.  Prior to 1993, Mr.
                                            Blomquist served as Vice
                                            President--Operations, Treasurer
                                            and Secretary of LFI and LDFI.

Robert L. Byman, 52         Trustee         Partner in the law firm of
Jenner & Block                              Jenner & Block, Chicago,
One IBM Place                               Illinois, for more than five
Chicago, IL 60611                           years.

Terrence P. Fitzgerald, 42  Trustee         Vice President, Development
2407 Stryker Avenue                         Director, The Mills Corporation,
Vienna, VA  22181                           since 1996.  Senior Counsel,
                                            The May Department Stores, from
                                            1993 until 1995.

Marc P. Hartstein, 45       Trustee         Director--Industry Development
3 Middlebrook Lane                          of Anheuser-Busch Inc.  Also
St. Louis, MO 63141                         owns Hart Communications, Inc.,
                                            a research, strategic planning
                                            and image development firm.

Peter S. Horos, 49          Trustee         Investment Manager, Allstate
All State                                   Life Insurance Company,
3075 Sanders Road                           Northbrook, Illinois.
Northbrook, IL 60062

Donald J. Murphy, 54        Trustee         President and Chief Executive
141 Jackson Blvd.                           Officer of Murcom Financial, a
Chicago, IL 60604                           private investment firm.

Dennis P. Nash, 46          Trustee         Vice President, Nellis Feed
Nellis Feed Company                         Company, a feed ingredient
899 Skokie Blvd.                            broker.
Northbrook, IL 60062

Compensation

During the most recently completed fiscal year, Trustees of Lindner Investments received the following compensation from the Trust, which is the only group of mutual funds managed by the Adviser:

                                        Aggregate Remuneration
     Name and Capacity in which         Received from the Trust
     Remuneration was Received          With Respect to All Funds
     ---------------------------        -------------------------
     Robert L. Byman, Trustee                   $10,900
     Terrence P. Fitzgerald, Trustee             10,900
     Marc P. Hartstein, Trustee                  10,900
     Peter S. Horos, Trustee                      9,675
     Donald J. Murphy, Trustee                   10,900
     Dennis P. Nash, Trustee                     10,900
     Eric E. Ryback, Trustee and President            0
     Doug T. Valassis, Trustee and Chairman           0

There are no pension or retirement benefit plans or programs in effect for Trustees of the Trust. No officers of the Trust receive any remuneration from the Trust.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Shareholders of each Fund will vote by series except as otherwise required by the 1940 Act. Matters affecting an individual series include, but are not limited to, the investment objectives, policies and restrictions of that series. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights when voting on the election of Trustees. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees. The shares of each series of the Trust other than the Government Money Market Fund are divided into two classes. Each share has one vote and shareholders will vote in the aggregate and not by class, except as to any matter that affects only one class of shares or as otherwise required by law. Only holders of Institutional Shares will be entitled to vote on matters relating to the Trust's Distribution Plan.

At March 1, 1998, no person beneficially owned, either directly or indirectly, more than 25% of the voting securities of the Trust or any Fund, nor had the Trust or any Fund or any other person acknowledged or asserted the existence of control over the Trust or any Fund, nor had there been any adjudication under the 1940 Act that control over the Trust or any Fund exists. In addition, at March 1, 1998, no person owned of record or was known by the Trust to own of record or beneficially 5% or more of any series of the Trust.

At March 1, 1998, the officers and Trustees of the Trust, as a group, owned the following amounts of shares in each Fund:
                                          No. of
        Name of Fund                      Shares      % of Total
        ------------                      ------      ----------
        Lindner Dividend Fund--
          Investor Shares               107,289.500      0.17%
          Institutional Shares                0          n/a
        Lindner Growth Fund--
          Investor Shares               151,025.442      0.28%
          Institutional Shares                0           n/a
        Lindner Utility Fund--
          Investor Shares                18,789.001        0.68%
          Institutional Shares                0          n/a
        Lindner Bulwark Fund--
          Investor Shares                31,935.532        0.50%
          Institutional Shares                0          n/a
        Lindner/Ryback Small-Cap Fund--
          Investor Shares               125,819.702        2.12%
          Institutional Shares                0          n/a
        Lindner International Fund--
          Investor Shares                36,066.89       11.39%
          Institutional Shares                0          n/a
        Lindner Government Money Market Fund--
          Investor Shares               384,529.22        0.85%

                    INVESTMENT ADVISORY AND OTHER SERVICES

Controlling Persons

The Fund's Adviser, Ryback Management Corporation, is controlled by The George F. Valassis Stock Trust and certain other trusts established for the benefit of Mr. Valassis's family members (collectively, the "Valassis Trusts"), which as of March 1, 1998, held 65% of the voting securities of the Adviser. Mr. Doug T. Valassis is a co-Trustee of the Valassis Trusts and serves as the Chairman of the Board of Directors of the Adviser. The other co-Trustees of the Valassis Trusts are Edward W. Elliott, Jr., and D. Craig Valassis. Certain officers of the Trusts also serve as officers of the Adviser. See "Management of the Trust".

Adviser Compensation

Under the Advisory Agreement between the Trust and the Adviser relating to the Fund, the Adviser provides the Fund with investment advisory services, in exchange for which the Fund pays the Adviser a monthly fee (before reimbursement of expenses to the Fund or fee waivers, if any) equal to 1/12 of 0.80% of the average net assets of the Fund. For purposes of computing the fee, the Fund's average net assets are calculated by dividing the sum of the Fund's net assets at the beginning and end of each month by two. Under the Advisory Agreement, the Adviser is required to reimburse each fund for any excess of annual operating and management expenses relating to the Fund, exclusive of taxes and interest but including the Adviser's compensation, over the most stringent expense limitation imposed by state law or regulation for any fiscal year. Any excess over the expense limitation is paid by the Adviser monthly.

Transfer Agent

Pursuant to the Transfer Agency Agreement between the Trust and Ryback Management relating to the Fund, Ryback Management maintains shareholder records and keeps such accounts, books, records, or other documents as the Fund is required to keep under federal or state laws. Ryback Management also acts as stock registrar and dividend disbursing agent, issues and redeems the Fund's shares, mails the Fund's prospectuses and proxy statements to the Fund's shareholders, and disburses dividend payments. As compensation for these services, Ryback Management is paid a fee of $11.00 per shareholder account per year by the Fund. This agreement permits Ryback Management to engage the services of sub-agents that may be required to facilitate the distribution of shares and record keeping for shareholder accounts maintained in "street name" with brokers, and Ryback Management has entered into a sub-transfer agency agreement with State Street Bank and Trust Company for such services. The fees and expenses of State Street Bank and Trust Company are also paid by the Trust.

Administrator

Under the Administration Agreement between Ryback Management and the Trust, Ryback Management provides the Fund with office space and personnel, pays the salaries and fees of the Trust's officers and directors who are interested persons of the Trust, the charges for all clerical services relating to the Fund's investments, and all promotional expenses of the Fund, including the printing and mailing of the prospectus to persons other than current shareholders. For these administrative services, the Fund pays Ryback Management a monthly administration fee equal to 1/12th of 0.20% of the average daily net assets of the Fund.

The Fund pays all of its other costs and expenses including interest, taxes, fees of directors who are not interested persons of the Trust, administrative expenses related directly to the issuance and redemption of shares (such as expenses of registering or qualifying shares for sale, charges of custodians, transfer agents, and registrars), costs of printing and mailing reports and notices to shareholders, charges for auditing services and legal services, and other fees and commissions of every kind not expressly assumed by Ryback Management, as the administrator for the Fund.

Each of the Advisor Agreement, Transfer Agency Agreement and the Administration Agreement with the Trust provides that it may be terminated by the Trust or Ryback Management upon 60 days' notice, and that it may be terminated immediately by the Trust for cause, as defined in each Agreement. Each agreement also provides that after an initial two-year period, it will automatically terminate if it (1) is not approved by a majority of the Trust's trustees and a majority of the Trust's disinterested trustees upon the annual renewal date of the Agreement, or (2) is assigned in whole or in part by Ryback Management. If any agreement is terminated for either of the foregoing reasons, the Trust will enter into a similar agreement with an unrelated party upon such terms and conditions as can be obtained at that time.

Distribution and Service Plan (Institutional Shares Only)

On behalf of the Institutional Shares of the Fund, the Trust has adopted a Distribution and Service Plan (the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may bear expenses associated with the distribution of its shares. The Distribution Plan provides that Institutional Shares of the Fund may incur certain expenses that may not exceed a maximum amount equal to 0.25% of the average daily net asset value of the Institutional Shares for any fiscal year occurring after the adoption of the Distribution Plan. The Distribution Plan further provides that the Fund may pay such amount to Ryback Management on behalf of Institutional Shares distributed by or through broker-dealers, financial institutions and other organizations which have entered into written agreements with the Trust or Ryback Management in order to enable Ryback Management to pay to such other organizations a maintenance, service or other fee, at such intervals as Ryback Management may determine. Such payments will be made to such other organizations for continuing services to their clients or to the beneficial owners of Institutional Shares based on the average daily net asset value of Institutional Shares held in such accounts remaining outstanding on the books of a Fund for specified periods. The disposition of monies pursuant to the Distribution Plan will be reviewed by the Board of Trustees of the Trust on a quarterly basis, to assure that the amounts paid and the purposes for which they are paid, comply with the provisions of the Distribution Plan and Rule 12b-1.

The services under the Distribution Plan may include assistance in advertising and marketing of Institutional Shares, aggregating and processing purchase, exchange and redemption requests for Institutional Shares, maintaining account records, issuing confirmations of transactions and providing sub-accounting and sub-transfer agent services with respect to Institutional Shares.

While the Distribution Plan is in effect, the selection and nomination of Trustees of the Trust who are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees") is committed to the discretion of the Independent Trustees then in office.

The Distribution Plan was approved by the Board of Trustees and by the Independent Trustees, by vote cast in person at a meeting of the Trustees called for such purpose, on January 25, 1996, and was approved by the shareholder owning all of the Institutional Shares of the Fund. The Distribution Plan may be continued annually if approved by majority vote of the Trustees, and by majority vote of the Independent Trustees, cast in person at a meeting held for such purpose. The Distribution Plan may not be amended to increase materially the amount of distribution fees permitted to be paid thereunder without being first approved by a majority vote of the holders of all Institutional Shares of the Fund. The Distribution Plan may be terminated at any time by a majority vote of the Independent Trustees or by a majority vote of the holders of Institutional Shares of the Fund.

Custodians and Independent Auditors

Star Bank, N.A. ("Star Bank"), 425 Walnut Street, Cincinnati, Ohio 45202, acts as custodian of all cash and domestic securities of the Fund. Star Bank receives a monthly fee based on monthly average net assets of all of the series of the Trust, which fee is allocated among all of the series, including the Fund, on the basis of their respective net asset values. The Trust has an arrangement whereby custodian expenses are reduced by maintaining compensating balances with Star Bank.

The Chase Manhattan Bank, N.A. ("Chase"), 4 Chase MetroTech, 18th Floor, Brooklyn, NY 11245, serves as the Fund's custodian of foreign securities. Chase charges custodian fees on a sliding scale depending on the countries in which the Fund is invested. The fees include transaction charges ranging from $30 to $125 plus safekeeping fees ranging from 10/100 of 1% to 42/100 of 1% per annum, based upon the portfolio market value of foreign securities in each country as of the close of business on the last business day of each quarter.

Deloitte & Touche LLP, independent auditors, One City Centre, St. Louis, Missouri 63101, audits the Funds' annual financial statements.

                             BROKERAGE ALLOCATION

Placement of the Fund's orders to buy and sell portfolio securities are the responsibility of the Adviser. Such decisions are made for the Adviser by its President, Eric E. Ryback, Senior Vice President, Robert A. Lange, or the portfolio managers for each Fund. Policies underlying the allocation of brokerage are subject to review by the Trust's Board of Trustees. In the allocation of such orders and the resulting commissions, the following factors are considered:

         --The Adviser's past experience, in dealing with various brokers, of attaining the Fund's objectives of good execution at the most favorable price;

         --The services furnished by the broker in providing price quotations;

         --The allocation to the Fund of desired underwritten securities;

         --The part, if any, played by the broker or dealer in bringing the security involved to the Adviser's attention and providing information, research and analysis with respect thereto;

         --Assistance in the sale of Fund shares, provided that execution of orders is satisfactory and that commission rates are competitive with those available from other brokers; and

         --Commission rates (see discussion below).

It is the policy of the Fund to secure, consistent with good execution, the highest possible price on sales and the lowest possible price on purchases of securities. Since brokers are compensated through commissions for services described above and since commissions may be paid at varying rates, sales even at the highest possible price may not yield the maximum possible net proceeds and purchases even at the lowest possible price may not be made at the lowest possible overall cost.

As permitted by section 28(e) of the Securities Exchange Act of 1934, commissions paid to brokers for effecting securities transactions may exceed the commission which another broker would have charged for effecting such transactions, if the Adviser has determined in good faith that such charges are reasonable in view of quotation or research services provided by such broker. Research services that may be provided to the Fund by a broker include calling attention to a stock and providing information about the operations of companies over and above that published in investment manuals. The receipt of quotation services from a broker relieves the Adviser of certain expenses which it would otherwise incur.
Any information and analysis received from brokers supplements the Adviser's activities and facilities, but does not reduce its expenses. The Adviser's authority to incur such fees is subject to policy review by the Trust's Board of Trustees. Advice provided by brokers may be used by the Adviser in servicing clients other than the Fund.

The Fund and the Adviser do not consider their facilities to be adequate for the conduct of over-the-counter trading and believe that better execution can usually be obtained through utilization of brokers rather than direct dealing with primary market makers. Thus, except for those instances in which the Fund deals directly with a primary market maker, the Fund pays both the dealer's mark-up or mark-down and the broker's commission. This practice has resulted and will continue to result in greater costs to the Fund.

                PURCHASE, REDEMPTION AND PRICING OF SECURITIES

As stated in the Prospectus, the Adviser determines the current net asset value of the Fund at the close of trading on each business day on which at least one of the following markets is open: New York Stock Exchange, American Stock Exchange, or the Nasdaq Stock Market. The per share net asset value of each class of shares of each Fund is calculated by dividing the value of the Fund's securities, plus any cash and other assets (including dividends and interest accrued but not collected) less all liabilities, including accrued expenses allocable to that class (including accrued distribution and service fees payable by the Institutional Shares) by the total number of shares of the particular class outstanding.

Investments in securities traded on a national securities exchange or quoted on the Nasdaq National Market System are valued at the last reported sales price as of the close of the New York Stock Exchange. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities and assets for which quotations are not readily available are valued at fair value as determined in good faith by or pursuant to procedures established by the Trustees. The value of foreign securities is converted into U.S. dollars at the rate of exchange prevailing on the valuation date. Purchases and sales of foreign securities as well as income and expenses related to such securities are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Fund may, to the extent permitted by its investment restrictions, have positions in portfolio securities for which market quotations are not readily available. It may be difficult to determine precisely the fair market value for such investments and there may be a range of values which are reasonable at any particular time. Fair value in such instances will be determined in good faith by the Board of Trustees of the Trust and based upon such factors as are deemed relevant under the circumstances, including the financial condition and operating results of the issuer, recent third party transactions (actual or proposed) relating to such securities and, in extreme cases, the liquidation value of the issuer.

Shares are offered to the public at the price set forth in the Prospectus, pursuant to written application as specified in the Prospectus (see "Purchase of Shares and Shareholder Inquiries"). In the event that the Fund issues its shares in exchange for other securities, such other securities will meet the applicable Fund's investment objectives and policies, will be acquired for investment and will be liquid securities (i.e., not restricted as to transfer by law or liquidity of market) that have a readily ascertainable market value.

                      ADDITIONAL PERFORMANCE INFORMATION

The Fund may from time to time include its "average annual total return" in communications to present or prospective investors. "Average annual total return" is the annual percentage change in an investment in the Fund over a stated period of time. The Fund will compute average annual total return using the following formula:
                                        n
                                  P(1+T)  = ERV
         where:
                 P = a hypothetical initial payment of $1,000
                 T = average annual total return
                 n = number of years (as a power)
                 ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period at the end of the 1, 5 or 10 year period

In making the above-described computation, the Fund will assume that all dividends and capital gains distributions by the Fund are reinvested at the Fund's net asset value per share on the reinvestment date. The Fund does not have sales loads or other charges payable by all shareholders that could affect their calculations of average annual total return.

Average annual total return is an historical measure of performance and is not necessarily indicative of the Fund's future performance. Such measurement will vary from time to time depending upon numerous factors, including without limitation market conditions, the composition of the Fund's portfolio and operating expenses. These factors should be considered when evaluating the Fund's performance.

                             CERTAIN OTHER MATTERS

Liability of Trustees and Others

The Declaration of Trust provides that the Trustees, officers, employees, and agents of the Trust will not be liable to the Trust, to the Fund or to a shareholder, nor will any such person be liable to any third party in connection with the affairs of the Trust, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust.

Description of Series and Shares

The Declaration of Trust provides that the Trust shall be comprised of one or more separate series of shares. The proceeds of sale of each series will be invested in separate portfolios of securities. The Trustees are authorized to create an unlimited number of series and, with respect to each series, to issue an unlimited number of full and fractional shares of a single class and to divide or combine the shares into a greater or lesser number of shares without changing the proportion of beneficial interests in the series.

All shares have equal voting rights, except that only shares of a particular series are entitled to vote on matters concerning only that series. Each issued and outstanding share is entitled to one vote, to participate equally in dividends and distributions declared by the respective series, and, upon liquidation or dissolution, to share in the net assets of such series remaining after satisfaction of outstanding liabilities. In the event a series should be unable to meet its obligations, the remaining series would assume the unsatisfied obligations of that series. All shares issued and outstanding are fully paid and nonassessable by the Trust. The Trust is not required to issue share certificates.

The shares of each series have no preference, preemptive, conversion or similar rights. In the event the Trustees create one or more additional series, shareholders may be given the right to exchange shares of one fund for shares of such other series.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of that Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by the matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are identical or that the matter does not affect any interest of the class. Under the Rule, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a class of shares only if approved by a majority of the outstanding voting securities of such class. However, the Rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees are not subject to the separate voting requirements and may be effectively acted upon by shareholders of the investment company voting without regard to class.

As permitted by Massachusetts law, the Trustees may determine not to hold shareholders meetings for the election of Trustees, subject, however, to the requirement that a special meeting of shareholders be called for the purpose of electing Trustees within 60 days if at any time less than a majority of the current Trustees have been elected by shareholders of the Trust.
Because shares do not have cumulative voting rights, 50% of the voting shares can, if they choose, elect all Trustees being selected while the holders of the remaining shares would be unable to elect any Trustees. The Trustees will call a special meeting of shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if shareholders of record of 10% or more of the Trust's outstanding shares make a written request so to do. Any ten or more shareholders who have been shareholders for more than six months and who hold in the aggregate the lesser of 1% of the outstanding shares or shares with a net asset value of $25,000 may advise the Trustees that they wish to communicate with other shareholders for the purpose of obtaining signatures requesting Trustees to call such a meeting. The Trustees must thereupon afford access to the list of Fund shareholders or offer to mail such solicitations at the shareholder's cost. If a majority of the Trustees object to the contents of the solicitation, the Trustees may request a determination of the Securities and Exchange Commission as to the obligation to mail such material.

Any change in the Declaration of Trust, the Advisory Agreement, the Administration Agreement or the Transfer Agency Agreement, if it has the effect of increasing costs, or in the fundamental investment restrictions of the Fund must be approved by a majority of the shareholders of the Fund before it can become effective. A "majority" means the vote of the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

Registration Statement

The Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of the Registration Statement, including such omitted items, may be obtained from the Commission by paying the charges prescribed under its rules and regulations. In addition, the SEC maintains an Internet Web site that contains reports, proxy and information statements that are filed electronically with the SEC, including the Trust's Registration Statement and such omitted items. The address of this site is http://www.sec.gov.

Statements contained in the Prospectus and herein as to the contents of any contact or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.